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                                  EXHIBIT 10.4



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                               WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE TRANSFER OR EXCHANGE OF THIS WARRANT MUST BE REGISTERED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

NO. MT-001                                                         March 6, 2001



                       ENLIGHTEN SOFTWARE SOLUTIONS, INC.

                               WARRANT CERTIFICATE

               THIS CERTIFIES THAT for value received, Maden Tech Consulting, Inc., or its registered assigns, is the owner of a Warrant which entitles it to purchase at any time or from time to time on or after the date hereof, as provided in the Warrant Agreement (as hereinafter defined) up to 2,000,000 fully paid and nonassessable Shares of the voting common stock (the "Common Stock"), of Enlighten Software Solutions, Inc., a California corporation (the "Company"), at the purchase price per Share equal to the Current Market Price as defined in the Warrant Agreement (the "Exercise Price") upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase attached hereto duly executed. As provided in the Warrant Agreement, the number and kind of Shares which may be purchased upon the exercise of the Warrant evidenced by this Warrant Certificate, and the Exercise Price at which such shares are purchasable, are, upon the happening of certain events, subject to modification and adjustment.

               This Warrant Certificate and the Warrant it represents are subject to, and entitled to the benefits of, all of the terms, provisions and conditions of a certain Warrant Agreement dated as of March 6, 2001 (the "Warrant Agreement") between the Company and Maden Tech Consulting, Inc., which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitation of rights, obligations, duties and immunities hereunder of Company and the holder of this Warrant Certificate. Copies of the Warrant Agreement are on file at the principal office of the Company.

               Subject to the terms of the Warrant Agreement, this Warrant Certificate, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing a Warrant or Warrants entitling the holder to purchase a like aggregate number of Shares of Common Stock as the Warrant evidenced by the Warrant Certificate surrendered entitled such holder to purchase.

               No fractional Shares of Common Stock need be issued upon the exercise of any Warrant evidenced hereby, but in lieu thereof a cash payment may be made, as provided in the Warrant Agreement.

               During the Exercise Period, the Company may not declare and pay any cash dividends to holders of its Common Stock, unless the Company pays to the holder of this Warrant Certificate a cash dividend in an amount equal to that which such holder would have received had such holder's Warrants been exercised immediately prior to the record date with respect to such dividend for the number of Warrant Shares for which its Warrants would have been then exercisable. No holder of this Warrant Certificate shall be entitled to vote or receive dividends (other than as described in the preceding sentence) or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter

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submitted to shareholders at any meeting thereof, to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), to receive notice of meetings (except as provided in the Warrant Agreement), or to receive dividends or subscription rights or otherwise, until the Warrant evidenced by this Warrant Certificate shall have been exercised and the Common Stock purchasable upon the exercise thereof shall have become deliverable as provided in the Warrant Agreement.


               [Remainder of this page intentionally left blank.]



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               IN WITNESS WHEREOF, the Company has caused the signature (or facsimile signature) of its President and Secretary to be printed herein and its corporate seal (or facsimile) to be printed herein.

Attest:                                     ENLIGHTEN SOFTWARE SOLUTIONS, INC.


 /S/ [NAME]                                 By: /s/ Bill Bradley
---------------------------------              ---------------------------------
Name:                                           Name: Bill Bradley
Title:                                          Title: President and CEO


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                          FORM OF ELECTION TO PURCHASE

               To be executed if the Holder desires to exercise the Warrant.

TO ENLIGHTEN SOFTWARE SOLUTIONS, INC.:

               The undersigned hereby irrevocably elects to exercise the Warrant evidenced by this Warrant Certificate to purchase _____________ Shares of Common Stock issuable upon the exercise of such Warrant and requests that certificates for such Shares be issued in the name of:


                                                   -----------------------------
                                                   Name

                                                   -----------------------------
                                                   Address

                                                   -----------------------------
                                                   Tax Identification Number

               If such number of Shares shall not be all the Shares with respect to which this Warrant is exercisable, a new Warrant for the balance remaining of such Shares will be registered in the name of and delivered to:


                                                   -----------------------------
                                                   Name

                                                   -----------------------------
                                                   Address

                                                   -----------------------------
                                                   Tax Identification Number


Date:
     -----------------                             -----------------------------
                                                   Signature (Signature must
                                                   conform in all respects to
                                                   name of holder as specified
                                                   on the face of this Warrant
                                                   Certificate)



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                                   ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate)

               For value received, the undersigned hereby sells, assigns and transfers unto the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the Secretary of the Company his agent to transfer said Warrant certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated: _________________,_____


                                             -----------------------------------
                                             NOTE: The above signature should
                                             correspond exactly with the name on
                                             the face of this Warrant
                                             Certificate.




---------------------------------

---------------------------------
(Insert Social Security or Other
  Identifying Number of Holder)